UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                         Date of Report: August 17, 2005
                                         ---------------


                              TS Electronics, Inc.
        (Exact name of small business issuer as specified in its charter)

                                           Commission File Number: 0-29523

         Delaware                                               73-1564807
------------------------                                ------------------------
(State of incorporation)                                (IRS Employer ID Number)

                     12890 Hilltop Road, Argyle, Texas 76226
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (972) 233-0300
                                 --------------
                         (Registrant's telephone number)

Section 4 - Matters Related to Accountants and Financial Statements Matter 4.01- Changes in the Registrant's Certifying Accountant

Resignation of Evans Gaither & Associates, PLLC
-----------------------------------------------

On August 15, 2005, TS Electronics, Inc. ( the "Company") was notified that its auditors, Evans Gaither & Associates, PLLC ("Evans") of Oklahoma City, Oklahoma had resigned, effective that date, for reasons related to the firm's decision to cease providing auditing services to public companies. The Company's Board of Directors accepted the resignation of Evans upon receipt of the notification.

Evans was the auditor for the Company for the year ended June 30, 2004

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended June 30, 2004 and 2003) and from July 1, 2004 to the date of this Report, there were no disagreements with Evans on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended June 30, 2004 and 2003) and from July 1, 2004 to the date of this Report.

Engagement of Hansen, Barnett & Maxwell, PC
-------------------------------------------

On August 17, 2005, as a result of the resignation of Evans Gaither & Associates, PLLC, the Board of Directors authorized the engagement of Hansen, Barnett & Maxwell, PC of Salt Lake City, Utah ("HB&M") as its new independent auditors for the fiscal year ending June 30, 2005. During the Company's two most recent fiscal years ended June 30, 2004 and 2003, and the subsequent interim periods through the date of this Report, the Company did not consult with HB&M regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.


Section 9 - Financial Statements and Exhibits

Exhibits
Exhibit No.       Description
-----------       -----------
16.1              Letter regarding change in certifying accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                            TS Electronics, Inc.

Date: August 17, 2005                                 By: /s/ Timothy P. Halter
                                                         -----------------------
                                                               Timothy P. Halter
                                                         Chief Executive Officer